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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 27, 2002
(Date of earliest event reported)

divine, inc.
(Exact name of registrant as specified in the charter)

Delaware	0-30043	36-4301991
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1301 N. Elston Avenue
Chicago, Illinois 60622
(Address of Principal Executive Offices)

(773) 394-6600
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On September 27, 2002 (the "Closing Date"), divine, inc. ("divine") completed its acquisition of Viant Corporation ("Viant") in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of April 5, 2002, by and among divine, Viant and DVC Acquisition Company, a wholly-owned subsidiary of divine ("DVC"), as amended by the Amendment to Agreement and Plan of Merger and Reorganization, dated as of July 23, 2002, by and among divine, Viant and DVC, and the Second Amendment to Agreement and Plan of Merger and Reorganization, dated as of August 2, 2002, by and among divine, Viant and DVC (as amended, the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, DVC was merged with and into Viant (the "Merger") and the approximately 49,995,000 shares of Viant common stock that were outstanding on the Closing Date were converted into the right to receive an aggregate of approximately 3,624,000 shares of class A common stock, par value $.001 per share, of divine ("divine Stock") at an exchange rate of .0725 shares of divine Stock for each share of Viant common stock. divine will pay the former Viant stockholders cash in lieu of any fractional shares of divine Stock that would otherwise be issued in the Merger.

        The divine Stock issued in the Merger was registered under the Securities Act of 1933, as amended. The acquisition was structured as a tax-free reorganization and is being accounted for by divine under the purchase method of accounting.

        The Proxy Statement/Prospectus, dated August 27, 2002 (the "Proxy Statement/Prospectus"), included in divine's Registration Statement on Form S-4, as amended (File No. 333-90800) (the "Registration Statement"), sets forth certain additional information regarding the Merger, divine and Viant. A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
EXHIBITS.

  The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2002
divine, inc.
	By:	/s/ JUDE M. SULLIVAN Jude M. Sullivan Senior Vice President and General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER		DESCRIPTION OF EXHIBITS
2.1(a	)	Agreement and Plan of Merger and Reorganization, dated as of April 5, 2002, by and among divine, inc., DVC Acquisition Company and Viant Corporation, excluding exhibits and schedules thereto (incorporated by reference to Exhibit 2.1 to divine's Current Report on Form 8-K filed with the Securities Exchange Commission (the "SEC") on April 5, 2002).
2.1(b	)
Amendment to Agreement and Plan of Merger and Reorganization, dated as of July 23, 2002, by and among divine, inc., DVC Acquisition Company and Viant Corporation (incorporated by reference to Exhibit 2.1 to divine's Current Report on Form 8-K filed with the SEC on July 25, 2002).
2.1(c	)
Second Amendment to Agreement and Plan of Merger and Reorganization, dated as of August 2, 2002, by and among divine, inc., DVC Acquisition Company and Viant Corporation (incorporated by reference to Annex B-2 to divine's amended registration statement on Form S-4/A filed with the SEC on August 27, 2002).
99.1		Press Release of divine, inc., dated September 27, 2002.

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  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX